UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 2, 2017

WAYNE SAVINGS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23433	31-1557791
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

151 N. Market St., Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(330) 264-5767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 1, 2017, Wayne Savings Bancshares, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K reporting the preliminary voting results for the matters submitted to a vote at the Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2017. This amendment is being filed to report the final report of the inspector of election voting results for the matters submitted to a vote at the Annual Meeting pursuant to Instruction 1 to Item 5.07 of Form 8-K.

At the Annual Meeting, there were present in person or by proxy 2,421,404 shares of the Company’s common stock, representing 87% of the total outstanding shares entitled to vote. At the Annual Meeting, the Company’s stockholders (i) elected two directors of the Company for a term that will continue until the 2020 annual meeting of stockholders, (ii) approved a non-binding advisory resolution to approve the compensation of named executive officers, and (iii) ratified the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  On June 2, 2017, the independent inspector of elections delivered its final report of the inspector of election of voting results for each of the matters submitted to a vote.  The following tables summarize the results of the voting by the Company’s stockholders.

Proposal 1: To elect two (2) directors to serve until the 2020 annual meeting of stockholders.

Under plurality voting, the two nominees who receive the most “FOR” votes are elected as directors. The final report of the inspector of election tabulation of voting results is set forth below:

Board of Directors Nominees:

Nominee	For	Withheld	Broker Non-Votes
Daniel R. Buehler	2,329,195	92,209	—
Debra A. Marthey	1,180,218	81,242	—

Opposition Nominee:

Nominee	For	Withheld	Broker Non-Votes
Stephen S. Burchett	1,143,968	15,976	—

Proposal 2: Advisory vote on executive compensation.

According to the final report of the inspector of election tabulation of voting results, stockholders adopted the advisory (non-binding) resolution to approve the Company’s executive compensation, as described in the Company’s proxy statement, by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
1,350,561	1,010,701	60,142	—

Proposal 3: To ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

According to the final report of the inspector of election tabulation of voting results, stockholders ratified the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2017, by the votes indicated below:

Number of Votes:
For	Against	Abstain	Broker Non-Votes
2,342,389	33,235	45,780	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYNE SAVINGS BANCSHARES, INC.

DATE: June 2, 2017	By:	/s/ Myron Swartzentruber
Myron Swartzentruber
Senior Vice President and
Chief Financial Officer